SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




       Date of Report (Date of Earliest Event Reported) September 14, 2004
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                           VIKING CAPITAL GROUP, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


         Utah                            0-22744                  87-0442090
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(State or other jurisdiction     (Commission File Number)    (IRS Employer
of incorporation)                                            Identification No.)


       Two Lincoln Centre, 5420 LBJ Freeway, Ste 300, Dallas, Texas 75240
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           (Address of Principal Executive Offices)     (Zip Code)


                                 (972) 386-9996
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              (Registrant's telephone number, including area code)



          (Former Name or Former Address, if Changed Since Last Report)



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

Item 5.02 Departure of Directors or Principal Officers; Appointment of Principal Officers

Effective   September  14,  2004,  Matthew  W.  Fossen  resigned  as  secretary, treasurer, chief financial officer, president and director of Viking Capital Group, Inc..

William J. Fossen, the Chairman and CEO, will assume the positions until Matthew
W. Fossen's replacement(s) have been selected. Matthew W. Fossen will assist Viking through the transition period as needed.












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

Pursuant to the requirements of Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Viking Capital Group, Inc.


Date: September 17, 2004                /s/ William J. Fossen
                                        ----------------------------
                                        William J. Fossen
                                        CEO













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